Brandes Emerging Markets Value Fund
Notes to Schedule of Investments
December 31, 2019 (Unaudited)

1)	Significant Accounting Policies

The Brandes Emerging Markets Value Fund (the "Fund") has adopted US GAAP fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

• Level 1 - Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.
• Level 2 - Other significant observable market inputs including quoted prices for similar instruments in active markets; quoted adjusted prices in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exist or instances where prices vary substantially over time or among broker market makers.
• Level 3 - Significant unobservable inputs including model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

Common and preferred stocks, exchange-traded funds and financial derivative instruments, such as futures contracts and options contracts that are traded on a national securities or commodities exchange, are valued at the last reported sales price at the close of regular trading on each day the exchange is open for trading, in the case of common stocks and exchange traded funds, or, in the case of futures contracts or options contracts, the settlement price determined by the relevant exchange. Securities listed on the NASDAQ National Market System for which market quotations are readily available are valued using the NASDAQ Official Closing Price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Equity securities traded on an exchange for which there have been no sales on the valuation date, are generally valued at the mean between the last bid and ask price on such day and are categorized as Level 2 on the fair value hierarchy, or are fair valued by the Valuation Committee.

Investments in registered open-end management investment companies will be valued based upon the Net Asset Value, ("NAVs") of such investments and are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain common and preferred stocks that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the New York Stock Exchange (‘‘NYSE’’). These securities are generally valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. As of December 31, 2019, the Fund had securities with a total market value of $859,580,570 or 55.84% of the Fund's net assets that were fair valued using these valuation adjustments.

Fixed income securities (other than repurchase agreements and demand notes) including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities, fixed income securities purchased on a delayed-delivery basis and non-U.S. bonds are normally valued on the basis of bid prices obtained from brokers and dealers or independent pricing services or sources.  Independent pricing services typically use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.  The service providers' internal models use inputs that are observable such as, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Repurchase agreements and demand notes, for which neither vendor pricing nor market maker prices are available, are valued at amortized cost on the day of valuation, unless the Advisor determines that the use of amortized cost valuation on such day is not appropriate (in which case such instrument is fair valued in accordance with the fair value procedures of the Fund).

The Fund may enter into mortgage dollar roll transactions in which the Fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Mortgage dollar rolls are accounted for as purchase and sale transactions, which may increase the Fund’s portfolio turnover rate.  Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each package of securities. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche level attributes, estimated cash flows and market-based yield spreads for each tranche, and current market data and incorporate packaged, collateral performance, as available.  Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Rights that are traded on a national securities exchange are valued at the last reported sales price at the close of regular trading on each day the exchange is open.  A right is a privilege offered by a corporation to its shareholders pro rata to subscribe to a certain security at a specified price, often for a short period.  Rights may or may not be transferable.

Certain securities may be fair valued in accordance with the fair valuation procedures approved by the Board of Trustees.  The Valuation Committee is generally responsible for overseeing the day-to-day valuation processes and reports periodically to the Board.  The Valuation Committee is authorized to make all necessary determinations of the fair value of the portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.  Valuation methodologies used to fair value such securities in the Fund's portfolios as of December 31, 2019 include conversion value and correlation to similar securities.  The securities fair valued by the Valuation Committee are indicated in the Schedules of Investments and are categorized as Level 2 of the fair value hierarchy.  Certain vendor priced securities may be considered Level 3 if significant unobservable inputs are used by the vendors.

In using fair value pricing, each Fund attempts to establish the price that it might reasonably have expected to receive upon a sale of the security at 4:00 p.m. Eastern Time.  Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations.  A Fund using fair value to price securities may value those securities higher or lower than another fund using market quotations or fair value to price the same securities.  Further, there can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

The following is a summary of the level of inputs used, as of December 31, 2019, involving the Fund’s assets carried at fair value. The inputs used for valuing securities may not be an indication of the risk associated with investing in those securities.

	Description			Level 1	Level 2	Level 3	Total

	Investments in Securities
	Emerging Markets Value Fund
		Common Stocks
		Communication Services		$ 88,970,224	$ 128,041,514	$ -	$ 217,011,738
		Consumer Discretionary		42,769,023	213,740,678	-	256,509,701
		Consumer Staples		10,810,295	63,966,326	-	74,776,621
		Energy		30,398,843	15,839,840	-	46,238,683
		Financials		49,111,322	174,272,300	-	223,383,622
		Health Care		-	61,075,525	-	61,075,525
		Industrials		96,027,324	41,505,135	-	137,532,459
		Information Technology		24,774,675	111,390,223	-	136,164,898
		Materials		38,005,715	32,190,072	-	70,195,787
		Real Estate		117,318,722	-	-	117,318,722
		Utilities		22,908,593	-	-	22,908,593
		Total Common Stocks		521,094,736	842,021,613	-	1,363,116,349
		Participatory Notes
		Communication Services		-	13,607,823	-	13,607,823
		Total Participatory Notes		-	13,607,823	-	13,607,823
		Preferred Stocks
		Communication Services		19,326,728	-	-	19,326,728
		Consumer Discretionary		-	25,632,484	-	25,632,484
		Consumer Staples		-	25,495,024	-	25,495,024
		Energy		29,252,031	25,038,328	-	54,290,359
		Financials		8,890,904	-	-	8,890,904
		Total Preferred Stocks		57,469,663	76,165,836	-	133,635,499
		Short-Term Investments		28,923,363	-	-	28,923,363
		Total Investments in Securities		$ 607,487,762	$ 931,795,272	$ -	$ 1,539,283,034

2)	Transactions with Affiliates

The following issuers was affiliated with the Fund, as the Fund held 5% or more of the outstanding voting securities of the issuer during the period October 1, 2019 through December 31, 2019. As defined in Section (2)(a)(3) of the 1940 Act, such issuers are:

	Emerging Markets Value Fund
	Issuer Name	Share Balance At October 1, 2019	Additions	Reductions	Share Balance At December 31, 2019	Dividend Income	Change in Unrealized Appreciation/ (Depreciation)	Realized Gain/(Loss)	Value At December 31, 2019
	DP World PLC	-	1,818,953	-	1,818,953	$ -	$ 208,469	$ -	$ 23,845,079
						$ -	$ 208,469	$ -	$ 23,845,079